

HealthTronics, Inc.

March 2010









HealthTronics®

Corporate Overview

- Leading Provider of Urology Services in the U.S.
  - Market leaders in Lithotripsy, BPH Laser and Cryosurgery
  - Goal to become urologic market leader in:
    - Anatomic Pathology
    - Radiation Therapy
- Unique Business Relationship with Approximately One-Third of Urologists in the United States
- James Whittenburg, CEO
- NASDAQ: HTRN
- Based in Austin, Texas



Total Solution for Urology Marketplace


Legal &
Contracting
Enabling
Technologies
Business
Development
Billing &
Collections
Diagnostics
BPH
Ops &
Scheduling
Improve patient care
Enhance practice
economics
Tax &
Accounting
Kidney Stones
Prostate Cancer
Compliance &
Regulatory
Staffing &
Certification
Risk
Mitigation
Service &
Maintenance

TOTALCARE

HealthTronics®

Stabilization of the Base Business

2005 | 2006 | 2007 | 2008

2005 – Partnerships in decline
- Poor communication with partners
- Above market equity ownership
- Older partnerships still without APMs
- Gains from sales of equity in one year has double impact on following year

Sept 2005 – Brad Hummel (CEO) Departs
- Board runs company on interim basis

May 2006 – Sam Humphries joins as CEO
- Medical Products focus

June 2006 – Specialty Vehicles Divested
- James Whittenburg named President of Urology services

Q3, Q4 2006 – Urology Services restructured
- IT management tools created
- Restructured AVP role.

April 2007 – James Whittenburg named acting CEO after Sam Humphries falls ill

August 2007 – Sam Humphries passes away, James Whittenburg named CEO.

2007 and 2008 – Partnership revenue and profitability is stabilized.

HealthTronics Historical Financials

($in thousands)	2005	2006	2007	2008	2009
Revenue	$ 152,062	$ 142,891	$ 140,418	$ 165,942	$ 185,329
Revenue Growth	-	-6.0%	-1.7%	18.2%	11.7%
Adjusted EBITDA(1)	30,018	17,868	17,310	22,004	26,606
EBITDA Growth	-	-40.5%	-3.1%	27.1%	20.9%

(1) Adjusted EBITDA excludes minority interest in net income, non-cash stock based compensation expense, goodwill impairment charges and certain restructureing costs.

HealthTronics Competitive Position

Largest Urologist Network	• Relationships with one-third of all urologists in the nation • HealthTronics is a critical partner, co-investor, technology advisor and advocate • HealthTronics is viewed as the most influential national player in the Urology Services market • Comprehensive understanding of the local market • On average, ancillaries account for 25% of a urologists income. For those with ownership in IGRT, ancillaries can account for over 50%.
Unique Channel	• Track record of deploying new technology on terms favorable to HealthTronics and its partners • Opportunity to quickly bring new technologies to market on a national scale with a minimum of SG&A expenditures • Partner of choice for manufacturers
Scaleable and National Platform	• Scaleable model that provides urologists turnkey support • Successful partnerships of various sizes from as few as two physicians up to as many as 200 • Significant de novo opportunities with very little cost
Experienced Management Team	• Track record of acquisitions and integration • Proven ability to execute on operating plan • Strong relationships with urologists

HealthTronics®

HealthTronics' Breadth

Lithotripsy
- Extracorporeal Shock Wave Lithotripsy
- Deployed in partnership with invested Urologists
- Mobile

Prostate Therapies
- BPH Laser
- Cryoablation
- Deployed in partnership with invested Urologists
- Mobile

Radiation Therapy
- Cancer centers with IGRT deployed within large practices

Anatomic Pathology
- ClariPath Labs
- Uropath (acq. 2008)
- Full offering of revenue sharing opportunities for Urologists

Devices, Maintenance and Consumables
- Both inside and outside of our service network
- BPH Laser and Cryocare
- Equipment from all litho manufacturers





RevoLix


HealthTronics Value Proposition

HealthTronics

Urologists	Patients
Shared financial, operational and obsolescence risk	Access to quality healthcare
Turnkey platform of products and services	Comprehensive treatment options
Urologists can focus on patient care while maximizing ancillary revenue	Access to latest technologies
Access to the latest technologies	Consistent quality of care
Predictable cash flows	Enhanced continuity of care
Operations management	
24/7 equipment maintenance	
Robust database of procedure activity and outcomes	
Regulatory compliance management	

Improves Practice Economics

Enhances Patient Care

Equity-Based Partnership Model

HealthTronics employs a successful lithotripsy partnership model

- On average, 80%/20% physician/HealthTronics equity split in its partnerships
- HealthTronics shares in the initial capital investment
- Partnership profits distributed to equity holders based on % ownership in the partnership, not procedure volume
- Allows physicians to maximize ancillary revenue generation with less risk
- Enhances patient care by providing access to the latest treatment options
- Urologists choose HealthTronics as their trusted partner


HealthTronics
Doctor(s)
20% Equity Investment
20% Share of Income + Mgt. Fee
80% Equity Investment
80% Share of Income
LLP
Service
Service Fees
Hospital / Amb. Surgery Ctr.

Kidney Stone and BPH Market Data

Target Indication

- **Kidney Stones**
  - Stones are hard masses that form anywhere in the urinary tract and may cause pain, bleeding, obstruction of urine flow or infection
  - The process of stone formation is called renal lithiasis, nephrolithiasis or urolithiasis
  - When stones block the urinary tract for a long time they produce excessive pressure that can distend the kidney and eventually damage it
- **Benign Prostate Hyperplasia**
  - BPH is a non-cancerous enlargement of the prostate gland
  - Affects millions of men, and often causes problems with urination, including urinary obstruction or retention of urine
  - Drugs are used to relieve the common urinary symptoms associated with BPH
  - If drug therapy does not provide adequate symptom relief, surgery may be needed

Market

- **Extracorporeal Shock Wave Lithotripsy Services**
  - Extracorporeal shockwave lithotripsy is a noninvasive method of breaking up kidney stones in which high intensity sound waves are generated externally and then focused on the stone inside the kidney or ureter
  - >$600 million market
  - >387,000 procedures growing 2% annually
  - Drivers:
    - Increased demand for non-invasive procedures
    - Aging population
    - Obesity rates
- **Laser Treatment for Benign Prostatic Hyperplasia**
  - Laser surgery includes the use of a laser fiber to vaporize the obstructing enlarged prostate tissue
  - Affects 50% of men over age 60
  - >$650 million market growing 10 -12% annually
  - Drivers:
    - Aging male population
    - Increased demand for laser therapies due to rapid symptom relief, safety and reduced recuperation time
    - Increase in outpatient procedures

Lithotripsy and Prostate Therapies


LEGAL & CONTRACTING
ENABLING TECHNOLOGY
BILLING & COLLECTIONS
OPS & LOGISTICS
STAFFING & CERTIFICATION
SERVICE & MANUFACTURING
RISK MITIGATION
COMPLIANCE & REGULATORY
SCHEDULING
BUSINESS DEVELOPMENT
TOTALCARE

- Provided on a mobile basis
- 90 Partnerships in over 40 States
  - 130+ Lithotripters
  - 55+ BPH Lasers
  - 25+ Cryo Units
- 70,000+ Lithotripsy and Prostate Procedures Performed Annually
- Treating at 500+ Hospitals and Surgery Centers
- Trusted Advisor to Urologist Partners
- Turn Key Operations
  - Legal, Billing, Contracting, Scheduling, Accounting, Equipment Maintenance, Staffing, Tax, Regulatory, etc.
- Unique Access to Technology

Geographic Mix

HealthTronics partnerships have a truly national presence with strong regional presence in all the major markets throughout the United States

Partnership Distribution


4
1
1
1
2
1
2
2
6
3
3
1
3
1
2
8
3
2
4
1
1
2
5
1
3
6
3
1
2
1
2
4
2
4

Revenue by Region (% of Total Revenue)


West 17%
South 41%
Midwest 18%
Northeast 24%

Prostate Cancer Market Data

Target Indication

- **Prostate Cancer**
  - Malignant growth of cells in prostate gland
  - Second most common cancer in the U.S.
  - 40 million American men
  - >230,000 new cases per year
- **Market Drivers**
  - Aging male population
  - Improved early diagnosis
  - Increase in public awareness

Projected U.S. Male Population Growth



'03 – '20 Growth = 13.8%
145
152
158
165
2005
2010
2015
2020
(in millions)
180
160
140
120
100

Market

- **Cryoablation**
  - Killing of cancer cells by freezing the prostate
  - Over 20,000 procedures in the U.S. in 2009
  - Demand for focal therapy vs. total ablation
- **Image Guided – Intensity Modulated Radiation Therapy**
  - External beam radiation destroys cancerous cells by directing high-energy x-rays at them
  - Over 145,000 U.S. prostate cancer patients treated using radiation in 2008.
  - Expected CAGR of 9.0% through 2012
  - Growing trend of practice consolidation among urologists

HealthTronics®

TotalRad Value Proposition

Regulatory and Consolidation Expertise	• Goal: Shorten the time to treatment of first patient • Urologists maintain focus on providing care to patients while minimizing (or eliminating) the out-of-pocket expense related to regulatory and consolidation concerns • HealthTronics professional team leads navigation through complex regulatory and tax environment with assistance from industry leading regulatory counsel • HealthTronics functions as independent party with experience in crafting fair model of practice consolidation to promote practice stability and longevity • Ensures that IGRT activities are compliant with current and anticipated regulatory constraints
Project Management	• Minimizes fatiguing aspects associated with pre-opening tasks such as facilities development, construction oversight, physic equipment acceptance, commissioning, administrative, regulatory and operational start-up costs • Maximizes efficiencies to improve urologist return on IGRT investment • HealthTronics funds project management costs, reducing physician risk
Technology Package	• By providing the necessary treatment technology, HealthTronics reduces urologist overall investment and risk in IGRT venture by up to 70% • Urologist investment limited to working capital and real estate (a less-risky investment) • Reduces technology risks related to regulatory changes, volume fluctuations and technology obsolescence • Bundled "per fraction" fee paid to HealthTronics upon treatment of patients; aligns interest of HealthTronics and urologists
Ongoing Support	• Reduces coding, billing and collection risk associated with complex IM-IGRT treatment • Leverage HealthTronics core competencies associated with ongoing management • Cost included in bundled fee

Anatomic Pathology

Anatomic Pathology Market Overview

- The diagnosis of cancer and other diseases through the examination of tissues (biopsies) and cells (cytology)
- Requires the services of a pathologist to make a diagnosis.
- Drivers include aging population, increased risk of cancer and medical advancements allowing for earlier diagnosis and treatment of disease.
- HealthTronics is positioned to pursue the Non-Hospital prostate and bladder cancer screening segment that is typically diagnosed by urologists.
- For prostate screening alone, this market totaled over $1.8 billion in 2008.*
- Independent labs have average annual revenue growth of 12.2%.*

*Source: Laboratory Economics



ClariPath Strategy

- Leverage HealthTronics 2500+ relationships in Litho, BPH Laser and Cryo to steer business to ClariPath.
- Physicians partnered in HTRN's core business represent roughly 30% of urologists nationwide or over $500 million in annual pathology business.
- Advisory role for "business solutions" offerings is similar to that in HTRN's core business.

ClariPath Laboratories - Overview

- Four lab locations including cutting edge, highly automated laboratory in Augusta, GA
- Primarily focused on Prostate Biopsies, FISH and Urine Cytology
- Most complete "business solutions" offering in the marketplace
- Proprietary, bar-coded, one-label biopsy kit helps to eliminate errors.
- Unsurpassed team of Uropathologists
- Turnaround times under 48 hours
- Accurate, complete and east-to-read digital reports available via the web.

Devices, Maintenance and Consumables

- **Conduit for New Technologies**
- **Products**
  - Endocare Cryocare® CS for Cryoablation
    - Fully integrated planning, placement and treatment system
  - Laser for BPH
    - A continuous wave laser that interacts ideally with prostate tissue allowing precise vaporization, cutting and coagulation of the obstructing tissue
  - Consumables
    - Electrodes, coils and fibers



- **Services**
  - Equipment service and maintenance
    - Over 280 lithotripters under maintenance, both within and outside of HealthTronics partnerships

HealthTronics®

2008 Acquisitions

AMPI

- Closed April 2008 for cash and stock totaling approximately $15 million
- Leading provider of cryosurgery in the U.S.
- AMPI is the GP or managing member in 25 physician partnerships servicing 46 states
- Over 500 physician partners and users
- Administrative synergies
- Increase footprint for BPH Laser, IGRT, LithoPotential regulatory changes
- Favorable valuation/accretive even in absence of synergies
- Potential for vertical integration with device manufacturer (Endocare)





Uropath

- Closed in July 2008 for $7.5 million.
- Historically operated as a urologist owned co-op with "condo" labs.
- Processed over 400,000 specimens annually for more than 50 urology practices.
- Ancillary income opportunity for physicians is aligned with HealthTronics core business.
- Primary locations in Philadelphia and San Antonio
- Legislation effective in 2008 threatened the condo lab arrangement.

Ocean Radiation Therapy

- Acquired in October 2008 for $35 million in cash.
- Located in Daytona Beach, Florida.
- Provides management and technical services to Atlantic Urological Associates' (AUA's) IGRT cancer treatment center.
- AUA is a nationally recognized, influential urology practice
- More than 250 prostate cancer patients treated annually
- Has helped fuel momentum in de novo IGRT development efforts.

Endocare Acquisition

Deal Overview

- Deal closed July 27th 2009 , Endocare now wholly owned by HealthTronics.
- Total enterprise value of approximately $20 million in stock, cash and assumed debt.
- HealthTronics accounted for 40% of Endocare revenue following the 2008 AMPI acquisition.
- Vertical acquisition that allows HealthTronics to capture margin associated with the cryo consumable, much like we do with Lithotripsy and BPH Laser.
- Increases national footprint of physicians relationships.





Integrated Vision

- Significant synergies from redundant infrastructure (public company costs, IT, HR, Accounting, Marketing, etc.).
- Consolidating manufacturing operations into Austin location.
- Integrating existing HealthTronics sales personnel with Endocare sales personnel to form integrated team trained in all modalities and offerings.
- Improved opportunity to market cryo within existing physician network.

Financial Impact

- Contributed $0.9 million in EBITDA in third quarter 2009, after one-time transaction related expenses.
- Positive EBITDA contribution of $2.9 million in the fourth quarter of 2009, after accounting for one-time transaction related expenses.
- Positive EBITDA contribution of $11 to $13 in 2010.

HealthTronics®

Diversification of Revenue

2007	2008	2009
July 2006 – Specialty Vehicles Divested, Debt paid down	April 2008 – AMPI Acquired, HTRN Becomes largest provider of Cryo services	June 2009 – Second IGRT Center Opens Doors
2007 – ClariPath Labs First Full Year in Operation	Aug. 2008 – UroPath Acquired, Increased Commitment to Pathology Services Market	July 2009 – Endocare Acquired
2007 – After Several Years in Decline, Lithotripsy Business is Stabilized	Oct. 2008 – Ocean Acquisition, Entry into IGRT	

Historical Revenue Contribution

2007 - $143.7m Total Rev.


Lithotripsy
73%
Other
4%
Lab
2%

2008 - $165.9m Total Rev.


Lithotripsy
64%
Other
4%
Lab
4%

2009 – $185.3m Total Rev.



2010E – $205.5m Total Rev.


Lithotripsy
51%

*Excludes TUMT Discontinued Operations

HealthTronics®

Significant Growth Opportunities

Tangential Urology Services

- Search for the next technology that:
  - Improves patient care
  - Enhances practice economics
- Leverage HealthTronics network to deploy i.e. BPH laser

Products Used by Partnerships

- Devices, consumables and maintenance for HealthTronics partnerships
- Product service and maintenance provides recurring revenue

Products Used In-Office

- Biopsy, imaging, incontinence, PSA testing, urodynamics, pharmaceuticals, etc.

Anatomic Pathology

- $1.8 billion non-hospital prostate market
- Significant value added by HTRN network of physicians.
- Selective acquisitions or roll up of existing urologist in-office labs.

Core Markets

- Selective acquisition of competitors
- Cost and Top-line synergies for layering on laser, IGRT, Cryo and other services
- Increases relative market share and competitive position

Specialties Outside of Urology

- Leverage corporate structure including billing, accounting, HR, tax, executive team, etc. to enter other specialties
- IGRT and Pathology have significant opportunity outside Urology

Radiation Oncology (IGRT)

- Leveraging Ocean acquisition as center of excellence
- Selective acquisitions or roll up of existing urologist owned centers

HealthTronics®

Financial Summary

HealthTronics Historical and Projected Financials					
($ in thousands)	2006	2007	2008	2009	2010E[2]
Revenue	142,891	140,418	165,942	185,329	205,500
Revenue Growth	-6.2%	-1.7%	18.2%	11.7%	10.9%
Adjusted EBITDA[1]	17,868	17,310	22,004	26,606	33,000
EBITDA %	12.5%	12.3%	13.3%	14.4%	16.1%

(1) Adjusted EBITDA excludes minority interest in net income, non-cash stock based compensation expense, goodwill impairment charges and certain restructureing costs.

(2) Midpoint of guidance provided in 2009 year-end earnings call and press release.



Revenue Trend
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
2006
2007
2008
2009
2010E



Adj. EBITDA Trend
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
2006
2007
2008
2009
2010E

HealthTronics®

Debt Position and Credit Facility

HealthTronics Historical Financials

($ in thousands)	12/31/2008	12/31/2009
Total Current Assets*	54,489	58,003
Total Debt	46,387	48,519

*Excludes $9.4 million in distributions to noncontrolling interests paid in January of 2009 as the result of a shift from quarterly to monthly partnership distributions.

New Credit Facility - Signed December 2009

- Strong relationships with our syndicate: JPMorgan Chase, Bank of America, Wachovia
- $60 million revolving line of credit
- LIBOR plus 2.6% to 3.1% depending on ratios
- Can safely draw full line given current financial position and coverage ratios

Current Coverage Ratios

As of 12/31/2009	Required	Actual
Total Leverage Ratio	2.25 (Max)	1.30
Fixed Charge Coverage Ratio	1.50 (Min)	1.79

HealthTronics, Inc.

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